EXHIBIT 13.2

                          CERTIFICATION OF ARTHUR LANG
     PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

                                  EXHIBIT 13.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Amendment No. 1 to the Annual Report on Form 20-F/A for the year ended December 31, 2006 of IMA Exploration Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof the "Report"), I, Arthur Lang, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


/s/ ARTHUR LANG
-------------------------------------
Arthur Lang
Chief Financial Officer and Director